Exhibit 3.19

Form LP 201
(Rev. July 2003)

Filing Fee $150

SUBMIT IN DUPLICATE!

File #    S019916

Assigned by
Secretary of State

Return to: Department of
Business Services
Limited Partnership Section
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.ilsos.net

All correspondence regarding this
filing will be sent to the registered
agent of the limited partnership
unless a self-addressed envelope
is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.	Limited partnership’s name:	Huntington Chase Limited Partnership

2.	The address of the office at which the records (including county) required by Section 104 are to be kept is: (P.O.
	Box alone and c/o are unacceptable)		5999 New Wilke Road, Suite 504, Rolling Meadows, Illinois 60008
	Cook Cty				.
3.	Federal Employer Identification Number (F.E.I.N.):		Applied For		.

4.	This certificate of limited partnership is effective on: (Check one)
a) ☒ the filing date, or b) ☐ another date later than but not more than 60 days subsequent
	to the filing date:		.
(month, day, year)
5.	The limited partnership’s registered agent’s name and registered office address is:
	Registered agent:	CT Corporation System
	First name		Middle name	Last name
	Registered Office:	208 S. LaSalle Street, Suite 814
	(P.O. Box alone is	Number	Street	Suite #
	unacceptable)	Chicago, Cook County	Illinois	60604	.
	City		County	ZIP Code
6.	The limited partnership’s purpose(s) is:	Invest in, acquire, hold, maintain, operate, improve, develop, sell, exchange, lease and otherwise use certain real property in the Village of Montgomery, Illinois
.
	IRS Business Code Number is:	1510
7.	The latest date, if any, upon which the limited partnership is to dissolve.		08/15/2023
(month, day, year)

8.	The total aggregate dollar amount of cash, property and services contributed by all partners is (optional)

9.	If agreed upon, a brief statement of the partners’ membership termination and distribution rights: (optional)

NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

All general partners are required to sign the certificate of limited partnership.

SIGNATURE AND NAME		BUSINESS ADDRESS
1. Signature	/s/ Hal H. Barber	Number/Street		5999 New Wilke Road, Suite 504

Type or print name and title	Hal H. Barber, Vice Pres	City/town	Rolling Meadows
Kimball Hill, Inc., General Partner
Name of General Partner if a corporation or
other entity		State	Illinois	ZIP Code	60008

2. Signature	Number/Street
Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

3. Signature	Number/Street
Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:

Payment must be made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A.’s check or money
order, payable to “Secretary of State.”

DO NOT SEND CASH!

Form LP1108C
(Rev. 06/12/2003)

FILING DEADLINE IS

PRIOR TO 08/01/2005

$150 FILING FEE

Submit Typed
Duplicate

PAID
JUL 29 2005

DO NOT SEND CASH!

SECRETARY OF STATE - STATE OF ILLINOIS
LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, PLEASE USE AMENDMENT FORM LP 202 (ILLINOIS) OR LP 905 (FOREIGN).

Registered Agent name and Registered Agent’s office address.

C T CORPORATION SYSTEM
208 SO LASALLE ST, SUITE 814            Cook County
CHICAGO IL 60604-1101

Limited Partnership Name: HUNTINGTON CHASE LIMITED PARTNERSHIP

Secretary of State’s Assigned File Number: S019916 Federal Employer Identification Number: 200230897
State of Jurisdiction: Illinois	If Foreign attach a current Certificate of Good Standing

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE RD STE 504                           Cook County
ROLLING MEADOWS IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960
/s/ Hal H. Barber
(Signature)
Hal H. Barber, Senior Vice President
(Type or Print Name and Title)
Kimball Hill, Inc., General Partner
(Name of General Partner if a corporation or other entity)
(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

000445

DO NOT STAPLE

Form LP 202
January 2005

Filing Fee: $50

Submit in duplicate. Payment must be
made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A’s
check or money order, payable to
Secretary of State.
Please do not send cash.

Department of Business Services
Limited Partnership Division
357 Howlett Building
Springfield, IL 62756
217-785-8960
www.cyberdriveillinois.com

Correspondence regarding this filing will
be sent to the registered agent of the
Limited Partnership unless a self-
addressed, stamped envelope is
included.

PAID AUG 17 2005
Illinois Secretary of State Department of Business Services Certificate of Amendment to the Certificate of Limited Partnership (Illinois Limited Partnership or LLLP)

Please type or print clearly.

1.         Limited partnership Name: Huntington Chase Limited Partnership

2.         File Number assigned by Secretary of State: S019916

3.         Federal Employer Identification Number (F.E.I.N.): 20-0230897

4.                          The Certificate of Limited Partnership is amended as follows:

(Check applicable changes and specify in item 5. For address changes, P.O. Box alone is unacceptable.)

☒	a)	Admission of a new General Partner (give name and business address in item 5)
☒	b)	Withdrawal of a General Partner (give name in item 5)
☐	c)	Change of Registered Agent and/or Registered Agent’s office (give new name and address, including county in item 5)
☐	d)	Change in address of office at which the records required by Section 201 of the Act are kept (give new address in item 5)
☐	e)	Change in General Partner’s name and/or business address (give new name and address in item 5)
☐	f)	Change in Partner’s total aggregate contribution amount (give new dollar amount in item 5)
☐	g)	Change in Limited Partnership’s name (give new name in item 5)
☐	h)	Change in Date of Dissolution (give new date in item 5)
☐	i)	Other (give information in item 5)
☐	j)	Dissociation of General Partner (only for Limited Partnerships registered in 2005 and later; give name in item 5)

5.         Item #4 changes (For additional space, continue on next page.):

New General Partner:
Kimball Hill Homes Illinois, LLC
5999 New Wilke Road
Rolling Meadows, Illinois 60008

Withdrawing General Partner: Kimball Hill, Inc.

Printed by authority of the State of Illinois. 1 — June 2005 — C LP 9.13

5.         Item #4 changes (cont.)

Names and Business Addresses of General Partners

The undersigned affirms, under penalties of perjury, that the facts stated herein are true. As per Section 204, Article 2, of the Uniform Limited Partnership Acts, the following signatures are required:

•                             at least one General Partner on record,

•                             all new General Partners,

•                             all Dissociated and withdrawing General Partners (only if LP has registered in 2005 or later).

If adding or deleting a statement that this Limited Partnership is a Limited Liability Limited Partership, all General Partners on record must sign.

1.	/s/ Hal H. Barber	2.	/s/ Hal H. Barber
	Signature		Signature
	Hal H. Barber, Vice President		Hal H. Barber, Senior Vice President
	Name and Title (type or print)		Name and Title (type or print)
	Kimball Hill Homes Illinois, LLC (New General Partner)		Kimball Hill, Inc. (Withdrawing General Partner)
	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)
	5999 New Wilke Road Kimball Hill Inc.		5999 New Wilke Road
	Street Address		Street Address
	Rolling Meadows, Illinois 60008		Rolling Meadows, Illinois 60008
	City, State, ZIP		City, State, ZIP

3.		4.
	Signature		Signature

	Name and Title (type or print)		Name and Title (type or print)

	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)

	Street Address		Street Address

	City, State, ZIP		City, State, ZIP

Signatures must be in black ink on an original document.
Carbon copy, photocopy or rubber stamp signatures
may only be used on conformed copies.